Note 4 - Other receivables and other current assets, net: Summary of other receivables and other current assets (Tables)	12 Months Ended
Dec. 31, 2025
Tables/Schedules
Summary of other receivables and other current assets

	As of December 31, 2025	As of December 31, 2024
Due from third parties	$478,537	$370,262
Deductible value-added tax	172,260	385,494
Refundable deposits	14,760	30,543
Allowance for credit losses	(320,155)	(278,776)
Total other receivables and other current assets, net	$345,402	$507,523